   As filed with the Securities and Exchange Commission on December 8, 1999
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                                 XIRCOM, INC.
            (Exact Name of Registrant as Specified in Its Charter)
                               ----------------

                    California                                           95-4221884
         (State or other jurisdiction of                              (I.R.S. Employer
          Incorporation or organization)                           Identification Number)

                          2300 Corporate Center Drive
                        Thousand Oaks, California 91320
                                (805) 376-9300
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                               ----------------
                              Steven F. DeGennaro
                            Chief Financial Officer
                                 Xircom, Inc.
                          2300 Corporate Center Drive
                        Thousand Oaks, California 91320
                                (805) 376-9300
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                               ----------------
                                  Copies to:

               Howard Zeprun, Esq.                                 Alan F. Denenberg, Esq.
        Wilson Sonsini Goodrich & Rosati,                            Shearman & Sterling
             Professional Corporation                                1550 El Camino Real
                650 Page Mill Road                                  Menlo Park, CA 94025
           Palo Alto, California 94304                                 (650) 330-2200
                  (650) 493-9300

                               ----------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.
                               ----------------
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-90783
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                         Proposed
                                          Proposed       maximum
                                          maximum       aggregate     Amount of
  Title of securities    Amount being  offering price    offering    registration
   being registered      registered(1)  per Share(2)     price(2)        fee
---------------------------------------------------------------------------------
Common Stock, par value
 $0.001
 per share.............     575,000        $51.25     $29,468,750.00  $7,779.75

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(1) Includes 75,000 shares issuable upon exercise of an over-allotment option granted to the Underwriters.
(2) Based on the offering price.

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

                           INCORPORATION BY REFERENCE
       OF REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-90783)

  XIRCOM, INC. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (Registration No. 333-90783), as amended (including the exhibits thereto), declared effective at approximately 4:30 p.m. on December 8, 1999 by the Securities and Exchange Commission.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. Exhibits

  The following exhibits are filed herewith or incorporated by reference herein:

 Exhibit
 Number                              Exhibit Title
 -------                             -------------
  5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
 23.1    Consent of Ernst & Young LLP, Independent Auditors
 23.2    Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
         (included in Exhibit 5.1)
 24.1++  Power of Attorney of certain directors and officers of Xircom, Inc.
         (see page II-4 of Xircom, Inc.'s Registration Statement on Form S-3
         (Registration No. 333-90783) which is incorporated herein
         by reference)

--------
++Previously filed.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Thousand Oaks, State of California, on December 8, 1999.

                                          XIRCOM, INC.

                                                   /s/ Dirk I. Gates
                                          By: _________________________________
                                                  Chairman of the Board
                                              President and Chief Executive
                                                         Officer

  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Name                          Title                  Date
                 ----                          -----                  ----

         /s/ Dirk I. Gates            President and Chief       December 8, 1999
 ____________________________________  Executive Officer
            Dirk I. Gates

                  *                   Chief Financial Officer   December 8, 1999
 ____________________________________  (Principal Financial
         Steven F. DeGennaro           and Accounting
                                       Officer)

                  *                   Director                  December 8, 1999
 ____________________________________
         Michael F. G. Ashby

                  *                   Director                  December 8, 1999
 ____________________________________
           Kenneth J. Biba

                  *                   Director                  December 8, 1999
 ____________________________________
            Gary J. Bowen

                  *                   Director                  December 8, 1999
 ____________________________________
           J. Kirk Mathews

                  *                   Director                  December 8, 1999
 ____________________________________
            Carl E. Russo

                  *                   Director                  December 8, 1999
 ____________________________________
         William J. Schroeder

                  *                   Director                  December 8, 1999
 ____________________________________
           Delbert W. Yocam

         /s/ Dirk I. Gates
 *By: ______________________________
           Attorney-in-Fact


                                 EXHIBIT INDEX

 Exhibit
 Number                              Exhibit Title
 -------                             -------------
  5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
 23.1    Consent of Ernst & Young LLP, Independent Auditors
 23.2    Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
         (included in Exhibit 5.1)
 24.1++  Power of Attorney of certain directors and officers of Xircom, Inc.
         (see page II-4 of Xircom, Inc.'s Registration Statement on Form S-3
         (Registration No. 333-90783) which is incorporated by reference)

--------
++Previously filed.